	FOXBY CORP.
	SCHEDULE OF PORTFOLIO INVESTMENTS
	March 31, 2021
	(Unaudited)

Shares		Value
	Common Stocks (103.14%)
	Automotive Dealers and Gasoline Service Stations (4.25%)
335	AutoZone, Inc. (a)	470,441

	Building Materials, Hardware, Garden Supply (5.22%)
850	The Home Depot, Inc.	259,463
1,800	Tractor Supply Company	318,744
		578,207

	Business Services (19.33%)
80	Accenture plc	22,100
500	Alphabet Inc. Class A (a)	1,031,260
4,500	Check Point Software Technologies Ltd. (a)	503,865
4,600	Kforce Inc.	246,560
4,300	Robert Half International Inc.	335,701
		2,139,486

	Chemical and Allied Products (8.32%)
2,050	Amgen Inc.	510,061
1,500	Celanese Corporation	224,715
2,100	Westlake Chemical Corporation	186,459
		921,235

	Depository Institutions (6.07%)
3,078	BM Technologies, Inc. (a)	35,858
20,000	Customers Bancorp, Inc. (a)	636,400
		672,258

	Electronic and Other Electrical Equipment and Components, except Computer Equipment (4.80%)
8,300	Intel Corporation	531,200

	Food and Kindred Products (5.52%)
1,500	Medifast, Inc.	317,730
3,950	Tyson Foods, Inc.	293,485
		611,215

	Furniture and Fixtures (5.38%)
4,150	Sleep Number Corporation (a)	595,484

	Heavy Construction other than Building Construction Contractors (1.44%)
1,700	MasTec, Inc. (a)	159,290

	Home Furniture, Furnishings, and Equipment Stores (4.05%)
2,500	Williams-Sonoma, Inc.	448,000

	Industrial and Commerical Machinery and Computer Equipment (0.79%)
290	Arista Networks, Inc. (a)	87,548

	Insurance Carriers (13.10%)
440	Anthem, Inc.	157,938
10,500	Essent Group Ltd.	498,645
450	Humana Inc.	188,663
1,625	UnitedHealth Group Incorporated	604,613
		1,449,859

	Metal Mining (2.46%)
3,500	Rio Tinto plc	271,775

	Non-Depository Credit Institutions (8.45%)
1,000	Credit Acceptance Corporation (a)	360,230
2,300	Discover Financial Services	218,477
4,600	Enova International, Inc. (a)	163,208
3,600	OneMain Holdings, Inc.	193,392
		935,307

	Petroleum Refining and Related Industries (1.88%)
8,000	Valvoline Inc.	208,560

	Retail Consulting and Investment (0.00%)
72,728	Amerivon Holdings LLC (a) (b)	0

	Security and Commodity Brokers, Dealers, Exchanges, and Services (8.50%)
1,200	Ameriprise Financial, Inc.	278,940
400	BlackRock, Inc.	301,584
2,101	T. Rowe Price Group, Inc.	360,531
		941,055

	Transportation by Air (1.65%)
3,000	Southwest Airlines Co. (a)	183,180

	Wholesale Trade - Nondurable Goods (1.93%)
4,050	Nu Skin Enterprises, Inc.	214,205

	Total common stocks (Cost $7,406,476)	11,418,305

	Preferred Stocks (0.80%)
	Retail Consulting and Investment (0.80%)
245,268	Amerivon Holdings LLC (Cost $497,531) (b)	88,296

	Total investments (Cost $7,904,007) (103.94%) (c)	11,506,601
	Liabilities in excess of cash and other assets (-3.94%)	(436,117)

	Net assets (100.00%)	$ 11,070,484

(a) Non-income producing.
(b) Illiquid and/or restricted security that has been fair valued.
(c) The Fund's total investment portfolio value of $11506,601 has been pledged as collateral for borrowings under the Fund's credit facility.  As of March 31, 2021, there was $471,200 in outstanding borrowing.

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, Foxby Corp. (the “Fund”) may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Directors, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Value Measurements
Inputs to valuation methods are prioritized by a three level hierarchy as follows:

• Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2021 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

Assets	Level 1	Level 2	Level 3	Total
Investments, at value
Common stocks	$ 11,418,305	$ -	$ 0	$ 11,418,305
Preferred stocks	-	-	88,296	88,296
Total investments, at value	$ 11,418,305	$ -	$ 88,296	$ 11,506,601

The following is a reconciliation of level 3 assets:

	Common Stocks	Preferred Stocks	Total
Balance of level 3 assets at December 31, 2020	$ 0	$ 85,844	$ 85,844
Change in unrealized depreciation	-	3,077	3,077
Balance at March 31, 2021	$ 0	$ 88,296	$ 88,296
Net change in unrealized depreciation attributable to assets still held as level 3 at March 31, 2021	$ -	$ 3,077	$ 3,077

There were no transfers into or out of level 3 assets during the period.

The Investment Manager, under the direction of the Fund’s Board of Directors, considers various valuation approaches for valuing assets categorized within level 3 of the fair value hierarchy. The factors used in determining the value of such assets may include, but are not limited to: the discount applied due to the private nature of the asset; the type of the security; the size of the asset; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; or an evaluation of the forces that influence the issuer and the market in which the asset is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value assets is normally reported to the Fund’s Board of Directors.

The following table presents additional information about valuation methodologies and inputs used for assets that are measured at fair value and categorized as level 3 as of March 31, 2021:

	Fair Value	Valuation Technique	Unobservable Input	Range
Common stocks
Retail Consulting and Investment	$ 0	Value of liquidation preference per share	Discount rate due to lack of marketability	80%
Preferred stocks
Retail Consulting and Investment	$ 88,296	Value of liquidation preference per share	Discount rate due to lack of marketability	80%

Cost for Federal Income Tax Purposes
As of March 31, 2021, for federal income tax purposes, subject to change, the aggregate cost of securities was $7,904,007 and net unrealized appreciation was $3,604,594, comprised of gross unrealized appreciation of $4,034,654 and gross unrealized depreciation of $432,060. The aggregate cost of investments for tax purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

Illiquid and Restricted Securities
The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be considered illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of March 31, 2021 were as follows:

	Acquisition Date	Cost	Value
Amerivon Holdings LLC preferred shares	9/20/07	$ 497,531	$ 88,296
Amerivon Holdings LLC common equity units	9/20/07	0	0
Total		$ 497,531	$ 88,296
Percent of net assets		4%	1%

Foreign Securities Risk
Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

Coronavirus (COVID-19) Pandemic
During 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Funds ability to achieve their investment objectives. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments. The extent of the impact on the performance of the Funds and their investments will depend on future developments, including, but not limited to, the duration and spread of the COVID19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.